UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08002

KOREA EQUITY FUND, INC.

2 World Financial Center, Building B, New York, N.Y. 10281

Nomura Asset Management U.S.A. Inc.
2 World Financial Center, Building B, New York, N.Y. 10281

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:	October 31, 2007

Date of reporting period:	April 30, 2007

ITEM 1. REPORT TO SHAREHOLDERS

KOREA EQUITY FUND, INC.

June 20, 2007

To Our Shareholders:

We are pleased to present the Semi-Annual Report of Korea Equity Fund, Inc. (the “Fund”) for the six months ended April 30, 2007.

The Net Asset Value per share (“NAV”) of the Fund on April 30, 2007 was $12.30, representing an increase of 9.0% during the six months ended April 30, 2007.  The closing market price of the Fund on the New York Stock Exchange was $10.96, representing an increase of 5.4% over the same period.  On April 30, 2007, the discount to the NAV was 10.9%.  The Fund’s net assets amounted to $137,906,152 on April 30, 2007.

During the six months ended April 30, 2007, the Korea Composite Stock Price Index (“KOSPI”) increased from 1,364.55 to 1,542.24 or 13.0%, in local currency terms.  Including the South Korean Won (“Won”) appreciation of 1.2%, this represents a total increase of 14.4% in United States (“U.S.”) dollar terms.  The Fund underperformed the KOSPI, in U.S. dollar terms, by 5.4% during the six months ended April 30, 2007.

For the quarter ended April 30, 2007, the KOSPI gained 14.7% in U.S. dollar terms, and the NAV of the Fund increased by 8.5%.  The Fund underperformed the KOSPI, in U.S. dollar terms, by 618 basis points during the quarter ended April 30, 2007.

Rights Offering

The Fund completed its Rights Offering (the “Rights Offering”) during February 2007, which resulted in the issuance of an additional 2,803,000 Fund shares at $9.76 per share.  The net proceeds to the Fund amounted to approximately $26 million after offering fees and expenses of $1.5 million.  The proceeds of the Rights Offering have allowed the Fund to take advantage of investment opportunities Nomura Asset Management U.S.A. Inc., the Manager, considers attractive, without being required to sell existing portfolio positions that the Fund desires to retain.

South Korean Economy

South Korea continued to report resilient economic figures over the past six months.  Gross Domestic Product (“GDP”) growth for 2006 was 5.0%, up from 4.2% for 2005.  On a quarterly basis, GDP growth for the first quarter of 2007 was reported at 4.0%, unchanged from the fourth quarter of 2006.  Likewise, for exports, growth rates have remained at double-digit levels despite the strengthening of the Won against the U.S. dollar.  The Won strengthened from a rate of 942 to the U.S. dollar as at the end of October 2006 to 931 to the U.S. dollar at the end of April 2007.  One underlying reason is that South Korean exporters have grown to be more dependent on China, with its fast pace of economic growth, rather than the U.S. with its slowing economy.  However, the domestic economy remained weak with the Consumer Confidence Index stabilizing between the 93 to 98 levels.

On the political front, the past six months brought increased political tension caused by North Korea.  North Korea proceeded to conduct a nuclear test on October 9, 2006 even after the United Nations issued a strong statement condemning the missile tests conducted in July 2006 and the United Nations Security Council passed a resolution preventing member countries from trading technology or materials relating to missiles and other weapon of mass destruction with Pyongyang.  Due to increased political risk in Korea, investors decided to hold on before deciding to add more exposure to the Korean stock market.  Hence, growth in fund flows to local institutional investors also started to slow down.  Fortunately, in February 2007, North Korea agreed to shut and seal its Yongbyon reactor and allow international inspectors to visit the site to confirm the closure in exchange for 50,000 tons of fuel oil.  At the same time, the U.S. sought to resolve the issue of North Korean accounts frozen in a Macau bank.  As a result, foreign investors are starting to slowly come back to the market to take advantage of favorable stock valuations.

South Korean Stock Market

The South Korean stock market performed well, rising 13.0% in local currency terms, over the past six months.  Sectors that contributed positively included the financial sector, driven by foreign investors taking advantage of the discounted valuations of South Korean banks relative to the regional banks.  Shipbuilders also performed strongly as the sector continued to post strong new order flows, ahead of expectations, accompanied by higher average selling prices and profitability on top of its existing strong order backlog.  The steel sector also performed well, led by POSCO, which rose strongly.  Besides benefiting from stronger global steel prices, both investors, and POSCO itself through buy-backs, bought into the stock aggressively due to ongoing Merger and Acquisition themes in this industry.

In contrast, the technology sector was weak due to the slide in DRAM and NAND flash spot prices.  The launch of Microsoft’s new Vista operating system in the PC market was delayed until the first quarter of 2007.  As a result, consumers delayed their purchases of personal computers and there was no catalyst for the DRAM market.  After the launch of Vista, the spot price of DRAM still failed to recover as the take up rate of Vista proved to be slower than expected due to the high pricing.  For similar reasons, NAND flash was also weak with no new consumer electronics introduced this year.  In the case of the transportation equipment sector, losses were led mainly by the Hyundai Auto group of companies.  Intensive competition in domestic and overseas markets, especially in the U.S. due to the strength of the Won, has hurt the share price.  In addition, the Hyundai Motor Co., Ltd. labor union went on strike to demand additional bonus payments; this resulted in a loss of sales for the company’s new model, for which there was also an inventory shortage.

Portfolio Management Activity

In terms of sectors, the Fund reduced the weighting of the technology sector from overweight to neutral.  Over the course of last six months, the decline in DRAM and NAND flash spot prices had translated into poor quarterly earnings for the memory producers.  The continuous decline in the spot prices of DRAM implies that oversupply in the market has yet to improve.  Although NAND spot prices have risen slightly, the capacity shift from DRAM to NAND flash by memory makers could do more harm to the oversupply situation.  Hence, with these concerns, the Fund reduced the exposure to Samsung Electronics Co., Ltd.  At the same time, the Fund has been increasing the weight of the financial sector from underweight to neutral mainly through the purchase of Samsung Fire & Marine Insurance Co., Ltd.  The non-life insurance sector is benefiting from strong growth in the long term insurance products, as South Korea has one of the lowest birth rates in the world and therefore an aging population.  Samsung Fire & Marine Insurance Co., Ltd. is the biggest player in this industry with an estimated market share of about 30%, and is likely to be one of the chief beneficiaries of this trend.

As for stock selection within the shipbuilding sector, the Fund took profits on Hyundai Mipo Dockyard after the stock rose by about 60% since it was initially bought in March 2006.  The proceeds were used for the purchase of Daewoo Shipbuilding & Marine Engineering Co., Ltd.  As the Fund remains positive on the shipbuilding sector, Daewoo Shipbuilding Engineering Co., Ltd.’s stock performance has lagged behind the sector over the past two years.  Now it seems that better management is leading to improving margins.  As a result, the Fund expects the share performance to catch up with its peers.

Investment Strategy

There is no significant change in the fundamentals of the South Korean economy, which is expected to register a healthy growth rate of around 4% to 5%.  Export growth remains steady, and is in fact stronger than in many other Asian economies.  The Fund also expects higher fiscal spending by the government, which has been relatively conservative over the last three years.  The Presidential election is expected to be held in December 2007.  Given the low popularity of the current administration, the government has been focusing on more populist economic policies.  Increased housing supply, together with improved employment and welfare policies are some of the measures the Fund has seen the government start to implement since September 2006.  Although it remains weak, consumer demand has been stabilizing.

The Fund regards 2006 as a healthy consolidation phase for the relative performance of the South Korean stock market compared with the regional stock markets.  The first four months of 2007 have seen the South Korean market performing in line with the region.  This was mainly the result of foreign investors starting to return after the positive move made by North Korea in agreeing to shut and seal its sector.  Going forward, the flow of news is expected to be quiet in the near term.  Therefore, the Fund does not expect to see any substantial gains in the near term.  However, in line with the historical trend, the South Korean stock market is expected to strengthen in the second half of this year.

We appreciate your continuing support of your Fund.

Sincerely, /s/ Shigeru Shinohara
Shigeru Shinohara President

The Board of Directors and officers of the Korea Equity Fund, Inc. take this opportunity to express their appreciation to Mr. Hiroshi Terasaki, who has been reassigned, effective May 31, 2007, to new duties at Nomura Asset Management Co., Ltd. Mr. Terasaki has served as President of Nomura Asset Management U.S.A. Inc., the Fund’s manager, and President of the Fund since 2005.

The Board of Directors of the Fund has elected Mr. Shigeru Shinohara to serve as the President of the Fund and a member of its Board of Directors.  Mr. Shinohara served as Executive Vice President of Nomura Corporate Research and Asset Management Inc., an affiliate of Nomura Asset Management U.S.A. Inc.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s Website at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission’s web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission’s web site at http://www.sec.gov.

SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund’s transfer agent, Computershare Investor Services at (800) 426-5523 for information concerning their accounts.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet Website which highlights its history, investment philosophy and process and products, which include the Fund.  The Internet web address is www.nomura.com.  We invite you to view the Internet Website.

KOREA EQUITY FUND, INC.

FUND HIGHLIGHTS—APRIL 30, 2007

(Unaudited)

KEY STATISTICS:
Net Assets	$137,906,152
Net Asset Value per Share	$12.30
Closing NYSE Market Price	$10.96
Percentage Increase in Net Asset Value per Share*	9.0%
Percentage Increase in NYSE Market Price*	5.4%

MARKET INDEX:	SOUTH KOREAN WON	U.S.$
Percentage increase in Korea Composite Stock Price Index*	13.0%	14.4%
*From November 1, 2006 through April 30, 2007

ASSET ALLOCATION:
South Korean Equity Securities	98.0%
Other Assets Less Liabilities, Net	2.0%
Net Assets	100.0%

INDUSTRY DIVERSIFICATION:

	% of		% of
	Net Assets		Net Assets
Services	19.1	Retail	5.1
Banking and Financial Services	17.8	Telecommunications	4.1
Consumer Electronics	15.2	Automotive Equipment and Parts	3.6
Miscellaneous Manufacturing	14.7	Oil and Gas	3.0
Iron and Steel	8.1	Utilities	1.0
Food and Beverages	5.3	Electrical Machinery	1.0

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE:

Issuer	Market Value	% of Net Assets
Samsung Electronics Co., Ltd.	$11,690,902	8.5
POSCO.	11,181,860	8.1
STX Engine Co., Ltd.	5,978,728	4.3
Doosan Infracore Co., Ltd.	5,676,246	4.1
Kookmin Bank	5,625,395	4.1
Samsung Fire & Marine Insurance Co., Ltd.	5,617,748	4.1
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	5,164,321	3.7
LG Philips LCD Co., Ltd.	4,801,676	3.5
GS Engineering & Construction Corp.	4,600,988	3.3
Shinsegae Co., Ltd.	4,550,666	3.3

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS

APRIL 30, 2007

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

KOREAN EQUITY SECURITIES

Automotive Equipment and Parts
Halla Climate Control Corporation	164,000	$1,898,152	$1,700,258	1.2
Air control equipment
Hyundai Mobis	22,250	682,692	1,795,203	1.3
Automotive service components
Hyundai Motor Company	17,300	613,921	1,102,159	0.8
Hyundai Motor Co., Ltd. 2nd PFD	11,900	209,982	388,655	0.3
Passenger cars, trucks, autoparts and commercial vehicles Total Automotive Equipment and Parts		3,404,747	4,986,275	3.6

Banking and Financial Services
Daewoo Securities Co., Ltd.	118,000	1,217,275	2,579,824	1.9
Financial institution
Hana Financial Group Inc.	53,934	1,141,815	2,839,242	2.1
Commercial bank
Industrial Bank of Korea	40,000	298,938	807,907	0.6
Commercial bank
Kookmin Bank	62,708	3,653,260	5,625,395	4.1
Commercial bank
Korea Exchange Bank	84,000	736,024	1,371,723	1.0
Commercial bank
Macquarie Korea Infrastructure Fund	459,000	3,379,556	3,609,669	2.6
Investment company
Shinhan Financial Group Co., Ltd.	69,500	2,208,578	3,949,882	2.9
Consumer and commercial-related financial services
Woori Finance Holdings Co., Ltd.	144,700	3,034,654	3,622,164	2.6
Diversified finance services Total Banking and Financial Services		15,670,100	24,405,806	17.8

Consumer Electronics
LG Electronics Inc.	65,300	4,031,986	4,391,685	3.2
Digital display equipment
LG Philips LCD Co., Ltd.†	117,000	4,568,832	4,801,676	3.5
Digital display equipment
Samsung Electronics Co., Ltd.	18,958	4,306,844	11,690,902	8.5
Consumer electronics, computers and telecommunications Total Consumer Electronics		12,907,662	20,884,263	15.2

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS—(continued)

APRIL 30, 2007

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

Electrical Machinery
Samsung Corporation	32,000	$455,609	$1,357,972	1.0
Import/Export

Food and Beverages
Hite Brewery Co., Ltd.	29,000	3,863,484	4,097,013	3.0
Alcoholic and non-alcoholic beverages
Lotte Chilsung Beverage Co., Ltd.	2,500	2,713,688	3,236,463	2.3
Alcoholic and non-alcoholic beverages
Total Food and Beverages		6,577,172	7,333,476	5.3

Iron and Steel
POSCO	26,450	4,780,835	11,181,860	8.1
Hot and cold rolled steel products

Miscellaneous Manufacturing
Doosan Infracore Co., Ltd.	177,000	3,948,620	5,676,246	4.1
General industrial machinery
Hanjin Heavy Industries & Construction Co., Ltd.	98,130	1,368,086	4,459,496	3.2
Constructs roadways, bridges, ports, industrial plants,
and buildings
Hynix Semiconductor, Inc.†	76,000	1,794,127	2,616,889	1.9
Semiconductors
KT&G Corporation	21,500	540,456	1,549,903	1.2
Cigarettes and other tobacco products
STX Engine Co., Ltd.	132,500	3,984,558	5,978,728	4.3
Diesel and specific engines for ships and munitions
Total Miscellaneous Manufacturing		11,635,847	20,281,262	14.7

Oil and Gas
SK Corporation	21,820	1,245,876	2,391,104	1.7
Refines, markets, and distributes oil
S-Oil Corporation	23,000	1,116,343	1,774,173	1.3
Petroleum and related products
Total Oil and Gas		2,362,219	4,165,277	3.0

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS—(continued)

APRIL 30, 2007

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

Retail
CJ Home Shopping	35,000	$2,557,721	$2,519,338	1.8
Miscellaneous products
Shinsegae Co., Ltd.	6,660	1,426,328	4,550,666	3.3
Department store chain
Total Retail		3,984,049	7,070,004	5.1

Services
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	127,000	4,703,195	5,164,321	3.7
Shipbuilding
GS Engineering & Construction Corp.	46,000	2,914,005	4,600,988	3.3
Contracts civil engineering and architectural works
Hanjin Shipping Co., Ltd.	71,700	2,604,479	3,150,548	2.3
Marine transportation
Hyundai Engineering & Construction Co., Ltd.†	64,000	1,781,550	3,850,451	2.8
General construction company
LG Corp.	48,000	1,324,353	1,763,644	1.3
Holding company
Samsung Fire & Marine Insurance Co., Ltd.	31,500	4,186,409	5,617,748	4.1
Non-life insurance
Woongjin Thinkbig Co., Ltd.	124,000	1,144,825	2,251,397	1.6
Publishing
Total Services		18,658,816	26,399,097	19.1

Telecommunications
LG Dacom Corporation	163,000	2,598,951	4,027,718	2.9
Internet services
SK Telecom Co., Ltd.	7,860	1,425,754	1,659,315	1.2
Mobile telecommunications and paging services
Total Telecommunications		4,024,705	5,687,033	4.1

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS—(continued)

APRIL 30, 2007

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

Utilities
Korea Electric Power Corporation	33,000	$775,556	$1,345,456	1.0
Power supplier
TOTAL KOREAN EQUITY SECURITIES		85,237,317	135,097,781	98.0
TOTAL INVESTMENTS		$85,237,317	$135,097,781	98.0
OTHER ASSETS LESS LIABILITIES, NET			2,808,371	2.0
NET ASSETS			$137,906,152	100.0

†Non-income producing security.
PFD:  Preferred stock.

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of April 30, 2007.

South Korean won	KRW	930.80 = USD $1.00

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2007

(Unaudited)

ASSETS:
Investments in securities, at market value (cost—$85,237,317)	$135,097,781
Receivable for dividends and interest	41,314
Cash and cash equivalents	3,165,081
Total Assets	138,304,176

LIABILITIES:
Accrued management fee	95,248
Other accrued expenses	302,776
Total Liabilities	398,024

NET ASSETS:
Capital stock (par value of 11,212,000 shares of capital stock outstanding, authorized
100,000,000, par value $0.10 each)	1,121,200
Paid-in capital	100,622,091
Accumulated net realized loss on investments and foreign currency transactions	(14,579,145)
Unrealized net appreciation on investments and foreign exchange	49,861,234
Accumulated net investment income	880,772
Net Assets	$137,906,152
Net asset value per share	$12.30

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2007

(Unaudited)

INCOME:
Dividend income (less $296,737 of withholding taxes)	$1,601,600
Interest income	79,183
Total Income		$1,680,783

EXPENSES:
Management fee	462,736
Legal fees	90,500
Directors’ fees and expenses	74,300
Custodian fees	44,760
Auditing and tax reporting fees	42,465
Shareholder reports	25,480
Annual meeting expenses	15,180
Registration fees	13,505
Insurance expenses	12,670
Miscellaneous fees	12,080
Transfer agency fees	6,335
Total Expenses		800,011
INVESTMENT INCOME—NET		880,772

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments		5,869,857
Net realized loss on foreign exchange		(35,543)
Net realized gain on investments and foreign exchange		5,834,314
Change in net unrealized appreciation on investments		9,967,617
Change in net unrealized appreciation on translation of foreign currency and
other assets and liabilities denominated in foreign currency		558,010
Net realized and unrealized gain on investments and foreign exchange		16,359,941
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$17,240,713

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Six
	Months Ended	For the Year
	April 30, 2007	Ended
	(Unaudited)	October 31, 2006
FROM INVESTMENT ACTIVITIES:
Net investment income (loss)	$880,772	$(354,904)
Net realized gain on investments	5,869,857	11,213,027
Net realized loss on foreign exchange	(35,543)	(9,422)
Change in net unrealized appreciation on investments	9,967,617	11,295,899
Change in net unrealized appreciation on translation of
foreign currency and other assets and liabilities denominated in
foreign currency	558,010	3,952,903
Increase in net assets derived from investment activities	17,240,713	26,097,503

FROM CAPITAL SHARE TRANSACTIONS:
Net asset value of shares issued to shareholders on rights offering	25,813,148	0
Increase in net assets derived from capital share transactions	25,813,148	0

NET ASSETS:
Beginning of period	94,852,291	68,754,788
End of period (including accumulated undistributed net investment
income of $880,772 at April 30, 2007)	$137,906,152	$94,852,291

See notes to financial statements.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

APRIL 30, 2007

1.  Significant Accounting Policies

Korea Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment management company.  The Fund was incorporated in Maryland on September 7, 1993 and investment operations commenced on December 3, 1993.  The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in equity securities of South Korean equities.  The following is a summary of significant accounting policies followed by the Fund.  In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.

(a) Valuation of Securities—Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price.  Securities traded in the over-the-counter market (as opposed to the OTC market for foreign investors in South Korea) are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day or, if none is available, at the last reported sales price available to the Fund.  Securities for which market quotations are not readily available and certain restricted securities are valued in good faith at fair value using methods determined by the Board of Directors.  Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days.  Securities and other assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Foreign Currency Transactions—Transactions denominated in South Korean won (“Won”) are recorded in the Fund’s records at the prevailing rate at the time of the transaction.  Asset and liability accounts that are denominated in Won are adjusted to reflect the current exchange rate at the end of the period.  Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.

The net assets of the Fund are presented at the exchange rate and market values at April 30, 2007.  The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at April 30, 2007.  Net realized foreign exchange gains or losses include gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the United States dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains or losses includes gains or losses arising from changes in the value of assets and liabilities including investments in securities at April 30, 2007, resulting from changes in the exchange rate.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

(c) Security Transactions, Investment Income, Distributions to Shareholders—Security transactions are accounted for on the trade date.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Realized gains and losses on the sale of investments are calculated on a First In, First Out basis.

Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition— “temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification.  Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

(d) Capital Account Reclassification—For the year ended October 31, 2006, the Fund’s additional paid-in capital was decreased by $4,329,221 with a decrease in accumulated net investment loss of $354,904 and a decrease in accumulated net realized gain on investments and foreign currency transactions of $3,974,317.  The adjustment was primarily a result of the reclassification of net investment losses, expiration of capital loss carryfowards, and foreign exchange losses and had no impact on net assets.

(e) Income Taxes—A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

Under South Korean tax laws, a withholding tax is imposed on dividends and interest income at the rate of 16.5% and 13.2%, respectively, and such withholding taxes are reflected as a reduction of the related revenue.  There is no withholding tax on realized gains.

(f) Subscription for New Shares—As part of their annual corporate action matters, certain South Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription.  The Fund normally subscribes to such new share offerings by South Korean companies.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

(g) Use of Estimates in Financial Statement Preparation—The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(h) Concentration of Risk—A significant portion of the Fund’s net assets consists of South Korean securities which involve certain considerations and risks not typically associated with investments in the United States.  In addition to the smaller size, less liquidity and greater volatility, the South Korean securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about South Korean issuers than there is about U.S. issuers.  Future economic and political developments in South Korea could adversely affect the liquidity or value, or both, of securities in which the Fund is invested.  Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

(i) Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

2.  Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (the “Manager”) acts as the Manager of the Fund pursuant to a management agreement.  Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties.  Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM”), as investment adviser for the Fund and effective July 24, 2001, the shareholders approved NAM retaining its wholly-owned subsidiaries Nomura Asset Management Hong Kong Limited (“NAM-Hong Kong”) and Nomura Asset Management Singapore Limited (“NAM-Singapore”) as investment sub-advisors for the Fund.

As compensation for its services to the Fund, the Manager receives a monthly fee computed at the annual rate of 0.85% of the Fund’s average weekly net assets.  This annual  rate became effective as of September 1, 2006 pursuant to an amendment of the Fund’s management agreement with the Manager.  For the period from September 1, 2005 through August 31, 2006, the Manager voluntarily reduced its fee under such agreement from 1.10% of the Fund’s average weekly net assets to 0.85% of such assets.  For the period from June 30, 2000 through August 31, 2005, the Manager voluntarily reduced its fee under the management agreement from 1.10% of the Fund’s average weekly net assets to 0.95% of such assets.  Under the management agreement, the Fund accrued fees, to the Manager of $462,736 for the period ended April 30, 2007.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

For services performed, NAM received a monthly fee from the Manager at the annual rate of 0.495% of the average weekly net assets of the Fund.  This contractual rate became effective September 1, 2006 pursuant to an amendment of the investment advisory agreement between the Manager and NAM.  Since July 24, 2001, for services performed, NAM-Hong Kong and NAM-Singapore have received monthly fees from NAM.  Pursuant to amendments to the investment sub-advisory agreements that became effective as of September 1, 2006, NAM pays NAM-Singapore a monthly fee at the annual rate of 0.225% of the Fund’s average weekly net assets and NAM pays NAM-Hong Kong a monthly fee at the annual rate of 0.045% of the Fund’s average weekly net assets.  For the period ended April 30, 2007, the Manager informed the Fund that NAM received fees of $120,307 from the Manager.  In addition, NAM-Hong Kong and NAM-Singapore received fees of $25,241 and $126,203, respectively from NAM.  At April 30, 2007, the management fee payable to the Manager by the Fund was $95,248.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager.  The Fund pays each Director not affiliated with the Manager an annual fee of $10,000 plus $1,000 per meeting attended, together with such Director’s actual expenses related to attendance at meetings.  Mr. Barker, who has been designated by the Directors not affiliated with the Fund to serve as Lead Director, is paid an additional $5,000, effective June 2005.  Such fees and expenses for the unaffiliated Directors aggregated $74,300 for the six months ended April 30, 2007.

3.  Purchases and Sales of Investments

Purchases and sales of investments, exclusive of investments in foreign currency and short-term securities, for the six months ended April 30, 2007 were $36,284,319 and $10,692,026, respectively.

As of April 30, 2007, net unrealized appreciation on investments, exclusive of short-term securities, for Federal income tax purposes was $49,860,464 of which $50,096,741 related to appreciated securities and $236,277 related to depreciated securities.  The aggregate cost of investments, at October 31, 2006 for Federal income tax purposes was $53,775,168.  During the year ended October 31, 2006, the Fund utilized capital loss carryforwards of $11,213,861.  The Fund has a capital loss carryforward as of October 31, 2006 of approximately $20,413,458 of which $6,271,812 expires on October 31, 2007, $7,181,610 expires on October 31, 2008, and $6,960,036 expires on October 31, 2009.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

4.  Rights Offering

The Fund issued to its shareholders of record as of the close of business on January 19, 2007 transferable Rights to subscribe for up to an aggregate of 2,803,000 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held (“Primary Subscription”).  During February 2007, the Fund issued a total of 2,803,000 shares of Common Stock on exercise of such Rights at the subscription price of $9.76 per share, compared to a net asset value per share of $12.30 and a market value per share of $10.79.  A sales load of 3.75% was included in the subscription price.  Offering costs of approximately $600,000 and the sales load were charged directly against the proceeds of the Rights Offering.

5.  Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.  At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”).  FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.  The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

KOREA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each period:

	For the Six
	Months Ended		For the Year Ended
	April 30, 2007		October 31,
	(Unaudited)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$11.28		$8.18	$5.80	$5.38	$4.28	$3.23
Net investment income (loss)@	0.08		(0.04)	(0.05)	(0.05)	(0.02)	(0.05)
Net realized and unrealized gain on
investments and foreign currency	1.46		3.14	2.43	0.47	1.12	1.10
Total from investment operations.	1.54		3.10	2.38	0.42	1.10	1.05

Fund Share Transactions
Dilutive effect of Rights Offering**	(0.38)		—	—	—	—	—
Offering costs charged to paid-in capital in
excess of par	(0.14)		—	—	—	—	—
Total Fund share transactions	(0.52)		—	—	—	—	—

Net asset value, end of period	$12.30		$11.28	$8.18	$5.80	$5.38	$4.28

Market value, end of period	$10.96		$10.40	$7.85	$5.34	$4.65	$3.73
Total investment return†	5.4%		32.5%	47.0%	14.8%	24.7%	42.4%
Ratio to average net assets/supplemental data:
Net assets, end of period (000)	$137,906		$94,852	$68,755	$48,748	$45,204	$36,022
Operating expenses before waiver of a portion
of the management fee	1.45	%*††	1.92%	2.93%	2.86%	2.46%	2.50%
Operating expenses after waiver of a portion
of the management fee	1.45	%*	1.68%	2.76%	2.71%	2.31%	2.35%
Net investment income	1.59	%*	(0.40%)	(0.70%)	(0.89%)	(0.49%)	(1.10%)
Portfolio turnover	10%		31%	41%	50%	58%	99%
_________________________
@	Based on average shares outstanding.
†
Based on market value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions.  Total return does not reflect sales commissions.  Rates of return for the semi-annual period are not annualized.

††	There was no waiver for the six months ended April 30, 2007.
*	Annualized.
**	Decrease is due to the Rights Offering (See Note 4).

See notes to financial statements.

BOARD OF DIRECTORS
William G. Barker, Jr.
Rodney A. Buck
David B. Chemidlin
Shigeru Shinohara
Chor Weng Tan
John F. Wallace

OFFICERS
Shigeru Shinohara, President
Kenneth L. Munt, Vice President
Rita Chopra-Brathwaite, Treasurer
Neil A. Daniele, Secretary and Chief Compliance Officer

MANAGER
Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, New York 10281
Internet Address
www.nomura.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12-1 Nihombashi, Chuo-ku
Tokyo 103-8260, Japan

INVESTMENT SUB-ADVISERS
Nomura Asset Management Hong Kong Limited
30th Floor, Two International Finance Center
8 Finance Street
Central, Hong Kong

Nomura Asset Management Singapore Limited
6 Battery Road 34-02
Singapore 049909

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
Computershare Investor Services
250 Royall Street
Canton, MA 02021

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036

KOREA EQUITY FUND, INC.
TWO WORLD FINANCIAL CENTER, BUILDING B
NEW YORK, NEW YORK 10281

This Report, including the Financial Statements, is transmitted to the Shareholders of Korea Equity Fund, Inc. for their information.  This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this Report.

The accompanying Financial Statements, including the Schedule of Investments, have not been examined by the Fund’s independent accountants, Ernst & Young, and accordingly, they express no opinion thereon.
KOREA Equity Fund, Inc. SEMI-ANNUAL REPORT APRIL 30, 2007

ITEM 2.  CODE OF ETHICS

Not Applicable to this semi-annual report

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not Applicable to this semi-annual report

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not Applicable to this semi-annual report

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

 Not Applicable to this semi-annual report

ITEM 6.  SCHEDULE OF INVESTMENTS

The complete schedule of investments is included in  Item 1 of this Form  N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR  CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable to this semi-annual report

ITEM 8.  PORTFILIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)	Not applicable

(b)

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a)	Not applicable

(b)	Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not Applicable

ITEM 11.  CONTROLS AND PROCEDURES

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year (the Registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS

(a) (1)	Not applicable.
(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.
(a) (3)	Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Korea Equity Fund, Inc.

By: /s/ Shigeru Shinohara
Shigeru Shinohara
(Principal Executive Officer)

Date:  June 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Shigeru Shinohara
Shigeru Shinohara
(Principal Executive Officer)

Date:  June 29, 2007

By: /s/ Rita Chopra-Brathwaite
Rita Chopra-Brathwaite, Treasurer
(Principal Financial Officer)

Date:  June 29, 2007